Exhibit 10.2

JOINDER AGREEMENT
This JOINDER AGREEMENT, dated as of September 30, 2014, is delivered pursuant to Section 8.6 of the Guaranty and Security Agreement, dated as of November 30, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement”), by Clubcorp, Inc., a Delaware corporation (the “Borrower”) and the Affiliates of the Borrower from time to time party thereto as Grantors in favor of Citicorp North America, Inc., as administrative agent and collateral agent for the Secured Parties referred to therein. Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.
By executing and delivering this Joinder Agreement, each of the undersigned, as provided in Section 8.6 of the Guaranty and Security Agreement, hereby become party to the Guaranty and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the respective Secured Obligations of each of the undersigned, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of their rights, titles and interests in, to and under their respective Collateral, and expressly assume all obligations and liabilities of a Grantor thereunder. The undersigned hereby agree to be bound as a Grantor for the purposes of the Guaranty and Security Agreement.
The information set forth in Annex A is hereby added to the information set forth in Schedules 1 through 6 to the Guaranty and Security Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Annex A to this Joinder Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Secured Obligations of the undersigned.
Each of the undersigned hereby represent and warrant that each of the representations and warranties contained in Article IV of the Guaranty and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[Curtis D. McClellan and Ingrid J. Keiser, respectively, executed the Joinder Agreement on behalf of the following parties.]

SEQUOIA GOLF BENTWATER LLC,
a Georgia limited liability company

SEQUOIA GOLF BEVERAGE LLC,
a Georgia limited liability company

SEQUOIA GOLF BEVERAGE MANAGEMENT LLC,
a Georgia limited liability company

SEQUOIA GOLF BLACK BEAR LLC,
a Colorado limited liability company
SEQUOIA GOLF BLACKSTONE LLC,
a Colorado limited liability company

SEQUOIA GOLF BRASELTON LLC,
a Georgia limited liability company

SEQUOIA GOLF CATEECHEE MANAGEMENT LLC,
a Georgia limited liability company

SEQUOIA GOLF COLORADO BEVERAGE LLC,
a Colorado limited liability company

SEQUOIA GOLF DENVER BEVERAGE LLC,
a Colorado limited liability company

SEQUOIA GOLF EAGLE WATCH LLC,
a Georgia limited liability company

SEQUOIA GOLF FINANCIAL SERVICES LLC,
a Georgia limited liability company

SEQUOIA GOLF GEORGIA NATIONAL LLC,
a Georgia limited liability company

SEQUOIA GOLF GEORGIAN MANAGEMENT LLC,
a Georgia limited liability company

SEQUOIA GOLF HEALY POINT LLC,
a Georgia limited liability company

SEQUOIA GOLF HERON BAY LLC,
a Georgia limited liability company

SEQUOIA GOLF HM LLC,
a Georgia limited liability company

SEQUOIA GOLF HOLDINGS LLC,
a Delaware limited liability company

SEQUOIA GOLF LAKE WINDCREST LLC,
a Texas limited liability company

SEQUOIA GOLF MAGNOLIA CREEK LLC,
a Texas limited liability company

SEQUOIA GOLF MANAGEMENT LLC,
a Georgia limited liability company

SEQUOIA GOLF MANOR LLC,
a Delaware limited liability company

SEQUOIA GOLF MIRROR LAKE, LLC,
a Georgia limited liability company

SEQUOIA GOLF NORTH ATLANTA LLC,
a Delaware limited liability company

SEQUOIA GOLF OLDE ATLANTA LLC,
a Georgia limited liability company

SEQUOIA GOLF PEACHTREE LLC,
a Georgia limited liability company

SEQUOIA GOLF PLANTERRA RIDGE, LLC,
a Georgia limited liability company

SEQUOIA GOLF RECREATION SERVICES LLC,
a Georgia limited liability company
SEQUOIA GOLF RIVER FOREST LLC,
a Georgia limited liability company

SEQUOIA GOLF SMOKE RISE MANAGEMENT LLC,
a Georgia limited liability company

SEQUOIA GOLF SOUTH SHORE LLC,
a Texas limited liability company

SEQUOIA GOLF TEXAS BEVERAGE LLC,
a Georgia limited liability company

SEQUOIA GOLF WHITEWATER LLC,
a Georgia limited liability company

SEQUOIA GOLF WINDERMERE LLC,
a Georgia limited liability company

SEQUOIA GOLF WOODLANDS LLC,
a Texas limited liability company

SEQUOIA GOLF, LLC,
a Georgia limited liability company

SEQUOIA GREENSCAPES LLC,
a Georgia limited liability company

SEQUOIA MANAGEMENT SERVICES LLC,
a Georgia limited liability company

SEQUOIA WOODLANDS BEVERAGE OPERATIONS LLC,
a Texas limited liability company

CC SEQUOIA LTD.,
a Cayman Islands exempted company
SHORT GRASS TECHNOLOGY LLC,
a Georgia limited liability company
SEQUOIA TENNIS MANAGEMENT LLC,
a Georgia limited liability company

FAIRWAYS ACQUISITION CORPORATION,
a Nevada corporation

FAIRWAYS GOLF HOLDINGS, LLC,
a Nevada limited liability company
CC FLAT CREEK, LLC,
a Nevada limited liability company

CC BRAELINN, LLC,
a Nevada limited liability company

CC CANONGATE 1, LLC,
a Nevada limited liability company
CC WHITE OAK, LLC,
a Nevada limited liability company

CC CHAPEL HILLS, LLC,
a Nevada limited liability company
CC MIRROR LAKE, LLC,
a Nevada limited liability company

CC PLANTERRA RIDGE, LLC,
a Nevada limited liability company
CC WINDERMERE, LLC,
a Nevada limited liability company

CC HAMILTON MILL, LLC,
a Nevada limited liability company

CC RIVER FOREST, LLC,
a Nevada limited liability company

CC GEORGIA NATIONAL, LLC,
a Nevada limited liability company

CC HERON BAY, LLC,
a Nevada limited liability company

CC WHITEWATER, LLC,
a Nevada limited liability company

CC EAGLE WATCH, LLC,
a Nevada limited liability company

CC OLDE ATLANTA, LLC,
a Nevada limited liability company

CC HEALY POINT, LLC,
a Nevada limited liability company

CC BRASELTON, LLC,
a Nevada limited liability company

CC SUN CITY PEACHTREE, LLC,
a Nevada limited liability company

CC POLO, LLC,
a Nevada limited liability company

CC WHITE COLUMNS, LLC,
a Nevada limited liability company

CC ATLANTA NATIONAL, LLC,
a Nevada limited liability company

CC MANOR, LLC,
a Nevada limited liability company

CC WOODLANDS, LLC,
a Nevada limited liability company

CC PANTHER OAKS, LLC,
a Nevada limited liability company

CC MAGNOLIA CREEK, LLC,
a Nevada limited liability company

CC LAKE WINDCREST, LLC,
a Nevada limited liability company

CC BLACKSTONE, LLC,
a Nevada limited liability company

CC BLACK BEAR, LLC,
a Nevada limited liability company

ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent,

By:	/s/ Stuart Dickson
Name: Stuart Dickson
Title: Vice President